SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 19, 2005

CLARKSTON FINANCIAL CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation) 6600 Highland Road, Suite 24 Waterford, Michigan (Address of principal executive office)	333-63685 (Commission File Number)	38-3412321 (IRS Employer Identification no.) 48327 (Zip Code)

Registrant’s telephone number,
including area code: (248) 625-8585

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.     Entry into a Material Definitive Agreement.

        Clarkston Financial Corporation has entered into a $10,000,000 line of credit agreement with JPMorgan Chase on December 19, 2005. The line of credit is secured by a security interest in Clarkston Financial Corporation's shares of Clarkston State Bank and Huron Valley State Bank. Clarkston Financial Corporation entered into the line of credit to provide additional funds for general corporate purposes from time to time, but has no specific need for the funds at the present time. The interest rate is 3 month LIBOR plus 1.50%.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 20, 2006	CLARKSTON FINANCIAL CORPORATION (Registrant) By: /s/ James Distelrath —————————————— James Distelrath Chief Financial Officer